UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

JAGUAR HEALTH, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

200 Pine Street, Suite 400, San Francisco, CA 94104
Tel: 415.371.8300 • Fax: 415.371.8311
https://jaguar.health
March 15, 2024
Dear Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Jaguar Health, Inc. (the “Company”) to be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Tuesday, April 9, 2024, at 8:00 a.m., local time.
At the Special Meeting you will be asked to: (i) approve the adoption of an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”) to effect, if approved and effected at all, a reverse stock split of the Company’s issued and outstanding voting common stock, par value $0.0001 per share (the “Common Stock”) at a ratio not less than 1-for-2 and not greater than 1-for-150, the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before the one-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split”); (ii) approve the issuance of shares of our Common Stock issuable upon exchange of shares of our Series J Perpetual Preferred Stock, par value $0.0001 per share (the “Series J Preferred Stock”) issued to certain accredited investors in accordance with Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”); (iii) approve, for purposes of Rule 5635(d), the issuance of 18,837,500 shares of Common Stock to certain accredited investors pursuant to the exchange agreements, dated February 27, 2024, between the Company and such investors; and (iv) approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve proposals (i), (ii) and (iii).
It is important that your shares be represented and voted whether or not you plan to attend the Special Meeting in person. You may submit a proxy to have your shares voted on the Internet, by telephone or by completing and mailing a proxy card or voting instruction form. Submission of proxies over the Internet, by telephone or by mail will ensure your shares are represented at the Special Meeting. If you do attend the Special Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.
Sincerely,
Lisa A. Conte
Chief Executive Officer & President

JAGUAR HEALTH, INC.
200 Pine Street
Suite 400
San Francisco, CA 94104
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held April 9, 2024
NOTICE HEREBY IS GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of Jaguar Health, Inc. (the “Company”) will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Tuesday, April 9, 2024, at 8:00 a.m., local time, for the following purposes:
1.   Approving an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”) to effect, if approved and effected at all, a reverse stock split of the Company’s issued and outstanding voting common stock, par value $0.0001 per share (the “Common Stock”) at a ratio not less than 1-for-2 and not greater than 1-for-150. The exact ratio, if approved and effected at all, will be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before the one-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split”) (Proposal 1);
2.   Approving the issuance of shares of our Common Stock issuable upon exchange of shares of our Series J Perpetual Preferred Stock, par value $0.0001 per share (the “Series J Preferred Stock”) issued to certain accredited investors in accordance with Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”) (Proposal 2);
3.   Approving, for purposes of Rule 5635(d), the issuance of 18,837,500 shares of Common Stock to certain accredited investors pursuant to the exchange agreements, dated February 27, 2024, between the Company and such investors (Proposal 3); and
4.   Approving a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2 and 3 (Proposal 4).
Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on March 1, 2024 are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof.
By Order of the Board of Directors.
Lisa A. Conte
Chief Executive Officer & President
San Francisco, California
March 15, 2024
Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on March 1, 2024 are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof. If you have questions concerning the proposals in the Proxy Statement, would like additional copies of the Proxy Statement or need help in voting your shares of Common Stock, please contact our proxy solicitor Georgeson LLC at 866-821-0284.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Tuesday, April 9, 2024. The proxy materials are available at
https://jaguarhealth.gcs-web.com/financial-information/annual-reports

PLEASE CAREFULLY READ THE PROXY STATEMENT. EVEN IF YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO SUBMIT PROXIES TO HAVE YOUR SHARES VOTED ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. IF YOU SUBMITTED A PROXY BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD OR VOTING INSTRUCTION FORM BY MAIL. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE (AS DESCRIBED BELOW).
JAGUAR HEALTH, INC.
200 Pine Street
Suite 400
San Francisco, CA 94104
PROXY STATEMENT
FOR A SPECIAL MEETING OF STOCKHOLDERS
To Be Held April 9, 2024
GENERAL INFORMATION ABOUT THE SPECIAL MEETING
We are furnishing this Proxy Statement to our stockholders in connection with the solicitation of proxies by our board of directors to be voted at a Special Meeting of Stockholders (the “Special Meeting”) and at any adjournment or postponement thereof. The Special Meeting will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Tuesday, April 9, 2024, at 8:00 a.m., local time.
When used in this Proxy Statement, the terms the “Company,” “we,” “us,” “our” and “Jaguar” refer to Jaguar Health, Inc.
The Securities and Exchange Commission (“SEC”) rules require us to deliver our proxy materials by mail to all of our stockholders of record as of March 1, 2024 (the “Record Date”) entitled to vote at the Special Meeting. Our proxy materials include the Notice of Special Meeting of Stockholders, this Proxy Statement and the form of proxy card or voting instruction form, and we will mail these proxy materials to stockholders entitled to vote at the meeting on or about March 20, 2024. Pursuant to rules adopted by the SEC, the Company is also providing access to its proxy materials over the Internet. All stockholders will have the ability to access the proxy materials at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.
The date on which the Notice of Special Meeting of Stockholders, this Proxy Statement, and the form of proxy card or voting instruction form are first being sent or given to stockholders is on or about March 15, 2024.
GENERAL INFORMATION ABOUT VOTING
Record Date
As of March 1, 2024, the record date for the Special Meeting (the “Record Date”), 206,757,242 shares of our voting common stock, par value $0.0001 per share (the “Common Stock”), and 179.3822 shares of our Series J Perpetual Preferred Stock, par value $0.0001 per share (the “Series J Preferred Stock”), were issued and outstanding. Only holders of record of our Common Stock or Series J Preferred Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof. A list of such holders will be open to the examination of any stockholder for any purpose germane to the meeting at Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104 for a period of ten (10) days prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting. In addition, as of March 1, 2024, there were 2,014,131 shares of our non-voting common stock outstanding, but these shares will have no voting rights with respect to any of the proposals being considered at the Special Meeting. Each share of non-voting common stock is convertible into one-two hundred thirty-six thousand two hundred fiftieth (1/236,250th) of a share of Common Stock at the election of the holder thereof.
The use of the capitalized term “Common Stock” in this Proxy Statement and related materials refers only to the Company’s voting common stock and does not include the Company’s convertible non-voting common stock.
Voting, Quorum and Revocability of Proxies
Each share of Common Stock entitles the holder of record thereof to one vote. Each share of Series J Preferred Stock entitles the holder of record thereof to 424,304 votes (on an as converted to Common Stock basis, as provided in the Certificate of Designation of Preferences, Rights and Limitations of Series J Perpetual Preferred Stock (the “Certificate of Designation of Series J Preferred Stock”)); provided, that, such shares of Series J Preferred Stock are only entitled to vote on Proposals 1, 3 and 4 and any holder of Series J Preferred Stock is not entitled to vote, on an as-converted basis and in the aggregate with respect to any shares of Common Stock and preferred stock of the Company beneficially owned by such holder and any Affiliates or Attribution Parties (as such terms are defined in the Certificate of Designation of Series J Preferred Stock) of such holder, more than 9.99% of the Company’s outstanding shares of Common Stock as of the applicable record date (the “Voting Cap”). No other securities are entitled to be voted at the Special Meeting. Each stockholder holding Common Stock or Series J Preferred Stock may vote in person or by proxy. Holders of record of shares of Common Stock have the right to vote on all matters brought before the Special Meeting and any adjournment or postponement thereof (except as otherwise described below). Holders of record of shares of Series J Preferred Stock have the right to vote only on Proposals 1, 3 and 4. Holders of Common Stock and Series J Preferred Stock (on an as converted to Common Stock basis) will vote on Proposals 1, 3 and 4 together as a single class.
Stockholders have no right to cumulative voting as to any matter. The presence, in person or represented by proxy, holders of one third (1/3) of the voting power of the shares of Common Stock and Series J Preferred Stock (on an as converted to Common Stock basis but subject to the Voting Cap) outstanding on the Record Date and entitled to vote at the Special Meeting will constitute a quorum for purposes of voting at the Special Meeting. Properly executed proxies marked “ABSTAIN,” as well as broker non-votes, will be counted as “present” for purposes of determining the existence of a quorum. If a quorum should not be present, either the chairperson of the meeting or a majority in voting power of the stockholders present in person or by proxy and entitled to vote on the adjournment may adjourn such meeting from time to time until a quorum is obtained.
Our board of directors is soliciting proxies for use in connection with the Special Meeting and any postponement or adjournment thereof. If you submit your proxy via the Internet or by telephone or execute and return the proxy card or voting instruction form accompanying this Proxy Statement, your shares will be voted as you direct on all matters properly coming before the Special Meeting for a vote. For Proposals 1, 2, 3 and 4, you may vote “FOR” or “AGAINST” or you may vote “ABSTAIN.”
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to the Company or to vote your shares in person at the Special Meeting. If you hold your shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from your bank, broker or other financial intermediary, as the record holder, giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Special Meeting in person provided that you present proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, along with a form of photo identification.

Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy as described in the proxy card or voting instruction form, so that your vote will be counted if you later decide not to attend the Special Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Special Meeting if you desire to do so, as your proxy is revocable at your option.
You may revoke your proxy by (a) delivering to the Secretary of the Company at or before the Special Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy and delivering it to the Secretary of the Company at or before the Special Meeting, or (c) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Special Meeting to: Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104, Attention: Jonathan S. Wolin. Beneficial owners of our Common Stock who are not holders of record and wish to change their voting direction should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to make that change.
The shares represented by all valid proxies received will be voted in the manner specified. Where specific choices are not indicated on a proxy validly executed and delivered by a stockholder entitled to vote at the Special Meeting, the shares represented by such proxy will be voted: (i) “FOR” Proposal 1, which is the approval of the amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”) to effect, if approved and effected at all, a reverse stock split of the Company’s issued and outstanding Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-150, the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before the one-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split”); (ii) “FOR” Proposal 2 which is the approval of the issuance of shares of our Common Stock issuable upon exchange of shares of Series J Preferred Stock issued to certain accredited investors in accordance with Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”); (iii) “FOR” Proposal 3 which is the approval, for purposes of Rule 5635(d), of the issuance of 18,837,500 shares of Common Stock to certain accredited investors pursuant to the exchange agreements, dated February 27, 2024, between the Company and such investors; and (iv) “FOR” Proposal 4 which is the approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2 and 3.
We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. We have retained Georgeson LLC to solicit proxies for a base fee of $6,500 plus reimbursement of reasonable out-of-pocket expenses. In addition to solicitation by use of the mail, proxies may be solicited by telephone, facsimile or personally by our directors, officers and employees, who will receive no extra compensation for their services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock.
Broker Voting
Brokers holding shares of record in “street name” for a client have the discretionary authority to vote on some matters (routine matters) if they do not receive instructions from the client regarding how the client wants the shares voted at least 10 days before the date of the meeting; provided the proxy materials are transmitted to the client at least 15 days before the meeting. There are also some matters with respect to which brokers do not have discretionary authority to vote (non-routine matters) if they do not receive timely instructions from the client. When a broker does not have discretion to vote on a particular matter and the client has not given timely instructions on how the broker should vote, a broker non-vote results. Any broker non-vote will be counted as present at the Special Meeting for purposes of determining a quorum, but will be treated as not entitled to vote with respect to non-routine matters.
The proposal to approve the amendment to the COI to effect the Reverse Stock Split (Proposal 1) and the proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2 and 3 (Proposal 4) are considered routine matters and brokers will be permitted to vote in their discretion on such matters on behalf of clients who have not furnished voting instructions at least 10 days before the date of the Special Meeting. In contrast, the proposal to approve the issuance of shares of Common Stock issuable upon exchange of shares of Series J Preferred Stock issued to certain accredited investors in accordance with Rule 5635(d) (Proposal 2), and the proposal to approve, for purposes of Rule 5635(d), the issuance of 18,837,500 shares of Common Stock to certain accredited investors pursuant to the exchange agreements, dated February 27, 2024, between the Company and such investors (Proposal 3), are not considered “routine” matters and brokers do not have discretionary authority to vote on behalf of clients on such matters.
Required Vote
Proposal 1-Adoption of the Amendment to the COI to Approve the Grant of Discretionary Authority to the Company’s Board of Directors to Effect the Reverse Stock Split
With respect to the proposal to approve the Amendment to the COI to approve the grant of discretionary authority to the Company’s board of directors to effect the Reverse Stock Split, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 1 is governed by Delaware law, our COI and our Amended and Restated Bylaws, as amended (the “Bylaws”) and is the affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) on such proposal by the shares of Common Stock and Series J Preferred Stock (on an as converted to Common Stock basis but subject to the Voting Cap) present in person or represented by proxy at the Special Meeting and entitled to vote thereon, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 1.
Proposal 2- Issuance of Shares of Common Stock Issuable upon Exchange of Shares of Series J Preferred Stock Issued to Certain Accredited Investors in accordance with Nasdaq Listing Rule 5635(d)
With respect to the proposal to approve the issuance of shares of Common Stock issuable upon exchange of shares of Series J Preferred Stock issued to certain accredited investors in accordance with Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 2 is governed by Delaware law, the Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) on such proposal by the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 2. Pursuant to Nasdaq Rules, the shares of Series J Preferred Stock will not be eligible to vote for Proposal 2 (either on an as-converted into Common Stock basis or otherwise).
Proposal 3- For Purposes of Rule 5635(d), the Issuance of 18,837,500 Shares of Common Stock to Certain Accredited Investors Pursuant to the Exchange Agreements, Dated February 27, 2024, between the Company and Such Investors
With respect to the proposal to approve, for purposes of Rule 5635(d), the issuance of 18,837,500 shares of Common Stock to certain accredited investors pursuant to the exchange agreements, dated February 27, 2024, between the Company and such investors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 3 is governed by Delaware law, the Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) on such proposal by the shares of Common Stock and Series J Preferred Stock (on an as converted to Common Stock basis but subject to the Voting Cap) present in person or represented by proxy at the Special Meeting and entitled to vote thereon, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 3.
Proposal 4-Adjournment
With respect to the proposal to approve one or more adjournments the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2 and 3, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 4 is governed by Delaware law, our COI and our Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by shares of Common Stock and Series J Preferred Stock (on an as converted to Common Stock basis but subject to the Voting Cap), provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 4.
NO DISSENTERS’ RIGHTS
The corporate action described in this Proxy Statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares of Common Stock or Series J Preferred Stock.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
The statements in this Proxy Statement that are not historical statements, including statements regarding future capital-raising activities and expected use of proceeds therefrom, our estimates regarding expenses, future revenues, capital requirements, needs for additional financing, our ability to obtain additional financing, our success with regard to any business development initiatives, our ability to recruit or retain key scientific or management personnel or to retain our executive officers, our stock price and ability to meet the continued listing requirements of The Nasdaq Capital Market, and any other statements regarding our future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results expressed or implied by the statements. We describe risks and uncertainties that could cause actual results and events to differ materially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”), which was filed on March 24, 2023, as amended on April 28, 2023, and as revised or supplemented by our most recent Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023, which was filed on November 14, 2023.
Any forward-looking statements should be considered in light of such important factors. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date on which such statement is made.
All subsequent written and oral forward-looking statements concerning the matters addressed in this Proxy Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of shares of our Common Stock and Series J Preferred Stock as of March 1, 2024 for:
•
each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•
each of our named executive officers;

•
each of our directors; and

•
all directors and named executive officers as a group.

Information with respect to beneficial ownership has been furnished by each director, executive officer or beneficial owner of more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to the securities. Except as otherwise provided by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock used to calculate the percentage ownership of each listed person includes the shares of Common Stock underlying options or warrants or convertible securities held by such persons that are currently exercisable or convertible or exercisable or convertible within 60 days of March 1, 2024, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Percentage of beneficial ownership of Common Stock is based on (i) 206,757,242 shares of Common Stock and (ii) 2,014,131 shares of non-voting common stock that have no voting rights with respect to any of the proposals being considered at the Special Meeting, with each share of non-voting common stock convertible into one-two hundred thirty six thousand two hundred fiftieth (1/236,250th) of a share of Common Stock at the election of the holder thereof, outstanding as of March 1, 2024. Percentage beneficial ownership of Series J Preferred Stock is based on 179.3822 shares of Series J Preferred Stock outstanding as of March 1, 2024.
Except as otherwise set forth below, the address of each beneficial owner listed in the table below is c/o Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, California 94104.
Name and address of beneficial owner	Common Stock		Series J Preferred Stock
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Streeterville Capital, LLC(1)	—	—	179.3822	100%
Named executive officers and directors:
Lisa A. Conte(2)	11,717	*	—	—
Pravin Chaturvedi, Ph.D.(3)	2,688	*	—	—
Steven R. King, Ph.D(4)	3,361	*	—	—
Jonathan S. Wolin(5)	2,909	*	—	—
Carol Lizak(6)	1,411	*	—	—
James J. Bochnowski(7)	6,340	*	—	—
Jonathan B. Siegel(8)	3,006	*	—	—
John Micek III(9)	2,297	*	—	—
Anula Jayasuriya(10)	1,718	*	—	—
All current executive officers and directors as a group (9 persons)(11)	35,447	*	—	—

*
Less than 1%

(1)
The address for the reporting person is 303 E Wacker Drive, Suite 1040 Chicago, IL 60601. John M. Fife has voting and dispositive power over shares held by Streeterville Capital, LLC.

(2)
Represents (i) 4,166 shares of Common Stock, (ii) 7,384 shares of Common Stock issuable to Ms. Conte under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 1, 2024, and (iii) Bridge Warrants exercisable into 167 shares of Common Stock. The weighted average exercise price of the 7,384 stock options is $800.64.

(3)
Represents (i) 1,136 shares of Common Stock and (ii) 1,552 shares of Common Stock issuable to Dr. Chaturvedi under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 1, 2024. The weighted average exercise price of the 1,552 stock options is $364.41.

(4)
Represents (i) 966 shares of Common Stock and (ii) 2,395 shares of Common Stock issuable to Dr. King under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 1, 2024. The weighted average exercise price of the 2,395 stock options is $778.54.

(5)
Represents (i) 1,052 shares of Common Stock and (ii) 1,857 shares of Common Stock issuable to Mr. Wolin under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 1, 2024. The weighted average exercise price of the 1,857 stock options is $366.76.

(6)
Represents (i) 657 shares of Common Stock and (ii) 754 shares of Common Stock issuable to Ms. Lizak under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 1, 2024. The weighted average exercise price of the 754 stock options is $309.07.

(7)
Represents (i) 2,266 shares of Common Stock, (ii) 1,496 shares of Common Stock issuable to Mr. Bochnowski under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 1, 2024, and (iii) Series 1, Series 2, and Bridge Warrants exercisable into 182 shares of Common Stock. The weighted average exercise price of the 1,496 stock options is $1,050.07.

(8)
Represents (i) 1,365 shares of Common Stock, (ii) 1,456 shares of Common Stock issuable to Mr. Siegel under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 1, 2024. The weighted average exercise price of the 1,456 stock options is $500.07.

(9)
Represents (i) 1,306 shares of Common Stock and (ii) 991 shares of Common Stock issuable to Mr. Micek under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 1, 2024. The weighted average exercise price of the 991 stock options is $923.02.

(10)
Represents (i) 1,718 shares of Common Stock and (ii) there are no shares of Common Stock issuable to Dr. Jayasuriya under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 1, 2024.

(11)
See footnotes (2 – 10).

PROPOSAL 1 — APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO APPROVE THE GRANT OF DISCRETIONARY AUTHORITY TO THE COMPANY’S BOARD OF DIRECTORS TO EFFECT THE REVERSE STOCK SPLIT
At the Special Meeting, stockholders will be asked to approve an amendment to our COI to effect, if approved and effected at all, a reverse stock split of our issued and outstanding Common Stock by a numerical ratio of not less than 1-for-2 and not greater than 1-for-150. The exact ratio, if approved and effected at all, will be set within that range at the discretion of the Board of Directors and publicly announced by the Company on or before the one-year anniversary of the approval of this proposal. The proposed amendment to the COI reflecting the Reverse Stock Split is included in Annex A to this Proxy Statement. By approving this proposal, stockholders would give the Board of Directors the authority, but not the obligation, to effect the Reverse Stock Split and full discretion to approve the ratio at which shares of Common Stock will be reclassified, from and including a ratio of 1-for-2 and up to and including a ratio of 1-for-150. The ratio (if any) selected by the Board of Directors for the Reverse Stock Split would be publicly disclosed by the Company to the stockholders on or before the date on which the amendment to the COI reflecting the Reverse Stock Split is filed with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”).
We are requesting stockholder approval to effect the Reverse Stock Split at a ratio of not less than 1-for-2 and not more than 1-for-150. The exact ratio will be determined by the Board of Directors and publicly announced by the Company on or before the one-year anniversary of the approval of this proposal, to provide the Board of Directors with the flexibility to determine the appropriate ratio and timing for the Reverse Stock Split based upon our performance and other market factors. However, the Board of Directors reserves the right to elect not to proceed with the Reverse Stock Split, even if approved, and to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of our stockholders. No further action by the stockholders will be required for the Board of Directors to either implement or abandon the Reverse Stock Split. For the avoidance of doubt, except as otherwise specified herein, all share and dollar amounts set forth in this Proxy Statement are on a pre-Reverse Stock Split basis.
If the Board of Directors does not effect the Reverse Stock Split on or before the one-year anniversary of the approval of this proposal, any authority granted to the Board of Directors by our stockholders pursuant to this Proposal 1 will terminate.
Reasons for the Reverse Stock Split
The Board of Directors has authorized the resolution to seek stockholder approval to effect the Reverse Stock Split with the primary intent of increasing the price of our Common Stock in order to meet The Nasdaq Capital Market’s minimum price per share criteria for continued listing on that exchange. Our Common Stock is publicly traded and listed on The Nasdaq Capital Market under the symbol “JAGX.” The Board of Directors believes that, in addition to increasing the price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, such as Nasdaq listing fees, and make our Common Stock more attractive to a broader range of institutional and other investors. The combination of lower transaction costs and increased interest from institutional investors and investment funds may ultimately improve the trading liquidity of our Common Stock. Accordingly, we believe that authority granted to the Board of Directors to effect the Reverse Stock Split is in the Company’s and the stockholders’ best interests.
Nasdaq Continued Listing Requirements
On May 10, 2023, we received a notification letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that we were not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Rule”), as the minimum bid price for our listed securities was less than $1.00 for the previous 30 consecutive business days (the “Minimum Bid Requirement”). Our Common Stock is listed on The Nasdaq Capital Market, which imposes, among other requirements a minimum bid price requirement.
Under Nasdaq Listing Rule 5810(c)(3)(A), we were granted a 180-calendar day grace period, or until November 6, 2023, to regain compliance with the minimum bid price requirement. The continued listing standard would be met if we could evidence a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days during the 180-calendar day grace period. On November 8, 2023, we received a notification letter from the Staff notifying the Company that it had been granted an additional 180 days, or until May 6, 2024, to regain compliance with the minimum bid price requirement based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The Nasdaq Capital Market with the exception of the bid price requirement, and the Company’s written notice of its intention to cure the deficiency during the second compliance period.
On February 15, 2024, we received a letter from the Staff notifying us that as of February 14, 2024, the Company’s Common Stock had a closing bid price of $0.10 or less for 10 consecutive trading days. Accordingly, we are subject to the provisions contemplated under Nasdaq Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stocks Rule”). As a result, the Staff has issued a letter notifying us of its determination to delist our securities from Nasdaq effective as of the opening of business on February 26, 2024, unless we request an appeal before the Nasdaq Hearings Panel (the “Panel”) of the Staff’s determination on or prior to February 22, 2024, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. We have timely appealed the Staff’s determination to the Panel and requested a hearing before the Panel. In response, Nasdaq set a hearing date of April 18, 2024, and offered us an expedited review process, which required us to complete a questionnaire regarding our plan to regain compliance with the Minimum Bid Requirement. The Company submitted the questionnaire requesting an extended stay period on February 29, 2024.
Such hearing request and expedited review process will stay the suspension of our securities and the filing of the Form 25-NSE pending the Panel’s final decision following the hearing and any extension period that may be granted by the Panel. Our Common Stock will continue to trade on Nasdaq under the symbol “JAGX” pending the ultimate decision of any appeal process. There can be no assurance that at the scheduled hearing we will obtain an extension period from the Panel within which to regain compliance.
General Investment Considerations
In addition to establishing a mechanism for the price of our Common Stock to meet Nasdaq’s minimum bid price requirement, we also believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors. It is our understanding that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. It is also our understanding that many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Conversely, we understand that low-priced stocks attract the interest of short-term traders, which may result in significant volatility due to short sellers of common stock and buy-and-hold decisions of longer investors. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. However, some investors may view the Reverse Stock Split negatively because it reduces the number of shares of Common Stock available in the public market.
Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split, that the market price of our Common Stock will not decrease in the future, or that our Common Stock will achieve a high enough price per share to permit its continued listing by Nasdaq.

Certain Risks Associated with the Reverse Stock Split
In evaluating the proposed Reverse Stock Split, the Board of Directors also took into consideration certain risks associated with reverse stock splits generally, including the negative perception of reverse stock splits held by some investors, analysts and other stock market participants, the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels, and the risks described below.
There can be no assurance that the total market capitalization of our Common Stock (the aggregate value of our Common Stock at the then market price) after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per share market price of our Common Stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.
There can be no assurance that the market price per share of our Common Stock after the Reverse Stock Split will remain unchanged or increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. For example, based on the closing price of our Common Stock on March 1, 2024, of $0.088 per share, if the Board of Directors were to implement the Reverse Stock Split and utilize a ratio of 1-for-40, we cannot assure you that the post-split market price of our Common Stock would be $1.76 (that is, $0.088 multiplied by 40) per share or greater. The market price of our Common Stock may fluctuate and potentially decline after the Reverse Stock Split, such as the decline in the market price of our Common Stock that we experienced after our previous reverse stock splits effectuated on June 1, 2018, June 7, 2019, September 8, 2021 and January 23, 2023.
Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split when and if approved and effected may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.
If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our Common Stock may not improve.
While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.
A decline in the market price of our Common Stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.
If the Reverse Stock Split is approved and effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.
Because the number of authorized shares of our Common Stock will not be reduced proportionately, the Reverse Stock Split will increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action.
Because the number of authorized shares of our Common Stock will not be reduced proportionately, the Reverse Stock Split will increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action. Without taking into account the impact of the proposed Reverse Stock Split, we already have a substantial number of authorized but unissued shares of stock, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our Common Stock. With respect to authorized but unissued and unreserved shares, we could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management. We have an existing at the market offering agreement with Ladenburg Thalmann & Co. Inc.

for an “at the market” equity offering program, are seeking stockholder approval for the issuance of shares of Common Stock to certain accredited investors upon exchange of the Series J Preferred Stock, as described in Proposal 2 to this Proxy Statement, and are in discussions to conduct an exchange transaction as described in Proposal 3 to this Proxy Statement. Other than the foregoing, there are no existing plans, arrangements or understandings relating to the issuance of any of the authorized, but unissued and unreserved shares, whether available as a result of the proposed Reverse Stock Split or otherwise.
Effecting the Reverse Stock Split; Board of Directors’ Discretion to Implement Reverse Stock Split
If approved by stockholders at the Special Meeting and the Board of Directors decides that it is in the best interests of the Company and our stockholders to effect the Reverse Stock Split, the Board of Directors will establish an appropriate ratio for the Reverse Stock Split based on several factors existing at such time, the Company will publicly announce the ratio selected by the Board of Directors and we will subsequently file an amendment to the COI, in the form of the proposed amendment to COI attached in Annex A. The Board of Directors will consider, among other factors, prevailing market conditions, the likely effect of the Reverse Stock Split on the trading price of our Common Stock and on our compliance with applicable Nasdaq listing requirements, and the marketability and liquidity of our Common Stock. The Board of Directors will also determine the appropriate timing for filing the amendment to our COI with the Delaware Secretary of State to effect the Reverse Stock Split. If, for any reason, the Board of Directors deems it advisable, the Board of Directors in its sole discretion may abandon the Reverse Stock Split at any time prior to the effectiveness of the amendment to our COI, without further action by our stockholders. Assuming the Board of Directors determines that it is in the best interests of the Company and our stockholders to proceed with the Reverse Stock Split, the Reverse Stock Split will be effective as of the date and time set forth in the amendment to our COI that is filed with the Delaware Secretary of State (the “Effective Time”).
At the Effective Time, without any further action on the part of the Company or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time will be converted into a lesser number of shares of Common Stock based on the ratio selected by the Board of directors and publicly announce by the Company. For example, if the Board of Directors approves a ratio of 1-for-40, a stockholder who holds 400,000 shares of Common Stock as of the Effective Time will hold 10,000 shares of Common Stock following the Reverse Stock Split.
Effect on Outstanding Shares, Options, and Certain Other Securities
If the Reverse Stock Split is approved and effected, the number of shares of our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged, except for any de minimis change resulting from the treatment of any fractional shares that such stockholder would have received as a result of the Reverse Stock Split. The number of shares of Common Stock that may be received upon conversion, exercise or exchange, as the case may be, of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be adjusted in accordance with their terms, as of the Effective Time.
Effect on Registration and Stock Trading
Our Common Stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. If the Reverse Stock Split is approved and effected, our Common Stock will receive a new CUSIP number.
Mechanics of Reverse Split
If this Proposal 1 is approved by the stockholders at the Special Meeting and the Board of Directors decides that it is in the best interests of the Company and our stockholders to effect the Reverse Stock Split, our stockholders will be notified of the ratio for the Reverse Stock Split selected by the Board of Directors and that the Reverse Stock Split has been approved and effected. The mechanics of the Reverse Stock Split will differ depending upon whether a stockholder holds its shares of Common Stock in brokerage accounts or “street name” or whether the shares are registered directly in a stockholder’s name and held in book-entry form or certificate form.

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Our stockholders who hold shares of Common Stock in “street name” through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. However, nominees may have different procedures for processing the Reverse Stock Split and stockholders holding shares in “street name” are encouraged to contact their nominees.

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Our registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders holding registered shares of our Common Stock in book-entry form need not take any action to receive post-Reverse Stock Split shares as a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares held.

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Some of our registered stockholders hold all their shares of Common Stock in certificate form or a combination of certificate and book-entry form. Stockholders holding shares of Common Stock in certificate form will receive a transmittal letter from the Transfer Agent as soon as practicable after the effective date of the Reverse Stock Split. The letter of transmittal will contain instructions for the surrender of stock certificates received prior to the Effective Time (the “Old Certificates”) to the Transfer Agent in exchange for new certificates representing the appropriate number of whole shares of Common Stock giving effect to the Reverse Stock Split. No new stock certificates will be issued to any stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed Letter of Transmittal, to the Transfer Agent. The stockholders will then receive, at their option, either a new certificate or certificates or book-entry shares representing the number of whole shares of Common Stock into which their pre-Reverse Stock Split shares have been converted as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and to only represent the number of whole shares of post-Reverse Stock Split Common Stock to which the stockholders are entitled. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Treatment of Fractional Shares
Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible, based on the Reverse Stock Split ratio approved by our Board of Directors, will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from our Transfer Agent, upon receipt by our Transfer Agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all Old Certificate(s), in an amount per share equal to the product obtained by multiplying (a) the closing price per share of our Common Stock on the effective date for the Reverse Stock Split as reported on the Nasdaq Stock Market by (b) the fraction of the share owned by the stockholder, without interest. The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment.
Effect on Authorized but Unissued Shares of Capital Stock
Currently, we are authorized to issue up to a total of 298,000,000 shares of Common Stock, of which 206,757,242 shares were issued and outstanding as of the Record Date, 50,000,000 shares of non-voting common stock, of which 2,014,131 shares were issued and outstanding as of the Record Date (9 shares of Common Stock on an as converted basis), and 4,464,011 shares of Preferred Stock, of which 179.3822 were issued and outstanding as of the Record Date. The Reverse Stock Split, if approved and effected, will not have any effect on the authorized number of shares of our Common Stock, non-voting common stock or Preferred Stock.

Accounting Consequences
The Reverse Stock Split will not affect the par value of our Common Stock per share, which will remain $0.0001 par value per share. As a result, as of the Effective Time, the total of the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act, and the implementation of the proposed Reverse Stock Split will not cause the Company to go private.
No Dissenters’ Rights
Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders will not be entitled to dissenters’ rights with respect to the proposed amendment to our COI to effect the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.
Reservation of Right to Abandon the Amendment to our COI
The Board of Directors reserves the right to abandon the proposed amendment to our COI described in this Proposal 1 without further action by our stockholders at any time before the Effective Time, even if stockholders approve this Proposal 1 at the Special Meeting. By voting in favor of the Reverse Stock Split, stockholders are also expressly authorizing the Board of Directors to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.
Material U.S. Federal Income Tax Consequences of the Proposed Reverse Stock Split
The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split to U.S. Holders (as defined below) of our Common Stock. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date of this Proxy Statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.
This discussion is limited to U.S. Holders who hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, brokers, dealers or traders in securities, commodities or currencies, stockholders who hold our Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, U.S. Holders that have a functional currency other than the U.S. dollar, or U.S. Holders who actually or constructively own 5% or more of our voting stock.
If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.
In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Stock Split, whether or not they are in connection with the proposed Reverse Stock Split.
Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the proposed Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences.
The proposed Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes, except with respect to cash received in lieu of fractional shares, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our Common Stock exchanged therefor (excluding the amount of such basis that is allocated to any fractional shares for which the U.S. Holder receives cash). The U.S. Holder’s holding period in the shares of our Common Stock received pursuant to the proposed Reverse Stock Split should include the holding period in the shares of our Common Stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder that receives cash in lieu of fractional shares pursuant to the proposed Reverse Stock Split generally should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock surrendered that is allocated to such fractional shares. Such capital gain or loss generally should be long term if such pre-reverse split shares were held for more than one year. Long-term capital gains recognized by non-corporate U.S. Holders may be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
A U.S. Holder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Stock Split. A U.S. Holder of our Common Stock generally will be subject to backup withholding if such U.S. Holder is not otherwise exempt and such U.S. Holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.
The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the proposed Reverse Stock Split.

Consequences if the Reverse Split is Not Approved
In the event that the Reverse Stock Split is not approved, we intend to actively monitor the trading price of our Common Stock on The Nasdaq Capital Market and will consider available options to resolve our non-compliance with the Nasdaq listing rules. We believe that our ability to remain listed on The Nasdaq Capital Market would be significantly and negatively affected if the Reverse Stock Split is not approved. If we are unable to achieve an increase in our stock price and our Common Stock is subsequently delisted, we could experience significant negative impacts including no longer being able to sell shares under our at-the-market program. In addition, if our Common Stock is delisted it may adversely affect our ability to obtain alternative debt or equity financing in order to support Company operations.
Required Vote of Stockholders
The vote required to approve Proposal 1 is the affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) on such proposal by the shares of Common Stock and Series J Preferred Stock (on an as converted to Common Stock basis but subject to the Voting Cap) present in person or represented by proxy at the Special Meeting and entitled to vote thereon, provided a quorum is present. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws and COI that the holders of 1/3 in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting. Additionally, to the extent that Proposal 1 is a routine matter, if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian, as applicable, may vote your shares in its/their discretion.
The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal 1 to approve an amendment to our COI to effect, if approved and effected at all, a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-150. The exact ratio, if approved and effected at all, will be set within that range at the discretion of the Board of Directors and publicly announced by the Company on or before the one-year anniversary of the approval of this proposal, without further approval or authorization of our stockholders.

PROPOSAL 2 — APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON EXCHANGE OF SERIES J PERPETUAL PREFERRED STOCK
At the Special Meeting, stockholders will be asked to approve, for purposes of Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the issuance of shares of Common Stock issuable upon the exchange, from time to time, of the shares of Series J Preferred Stock previously issued by the Company to certain accredited investors. All per share dollar figures included in this Proposal 2 are subject to adjustment for stock splits, stock dividends, reclassifications and other similar recapitalization transactions.
Background and Overview
As previously announced, on March 1, 2024, we entered into a privately negotiated exchange agreement (the “Series J Exchange Agreement”) with Streeterville Capital, LLC (the “Series J Accredited Investor”), pursuant to which we issued to the Series J Accredited Investor, in accordance with Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), an aggregate of 179.3822 shares of our newly authorized Series J Perpetual Preferred Stock, par value $0.0001 per share (the “Series J Preferred Stock”), at an effective exchange price per share equal to the market price (defined as the Minimum Price under Rule 5635(d)) as of the date of the Series J Exchange Agreement, in exchange for the surrender by the Series J Accredited Investor of the royalty interest issued pursuant to that certain royalty interest purchase agreement, dated March 8, 2021, between us and the Series J Accredited Investor, as amended (the “March 2021 Royalty Interest”) (the “Series J Exchange Transaction”). Upon completion of the Series J Exchange Transaction, all outstanding balance of the March 2021 Royalty Interest was fully paid and the March 2021 Royalty Interest was terminated.
Pursuant to the terms of the Certificate of Designation of Series J Preferred Stock, we have the right to exchange from time to time at our discretion all or part of the then outstanding shares of Series J Preferred Stock for shares of Common Stock (the “Exchange Shares”) at an exchange ratio (the “Exchange Ratio”) equal to, for each share of Series J Preferred Stock, the $25,000 stated value divided by the applicable Exchange Price, which is equal to the lower of: (i) the Nasdaq official closing price (as reflected on Nasdaq.com) immediately preceding the applicable exchange date or (ii) the average Nasdaq official closing price of the Common Stock (as reflected on Nasdaq.com) for the five (5) trading days immediately preceding such exchange date, to the extent that the maximum number of the Exchange Shares issued would not violate Rule 5635(d) (the “Exchange Cap”) unless and until the stockholder approval is obtained.
The foregoing descriptions of the Series J Preferred Stock and Series J Exchange Agreement are not complete and are qualified in their entirety by reference to the Certificate of Designation of Series J Preferred Stock and Series J Exchange Agreement, respectively, which are filed as exhibits to our Current Report on Form 8-K filed with the SEC on March 1, 2024.
Stockholder Approval Requirements
Pursuant to Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Rule 5635(d).
As of March 1, 2024, we had 206,757,242 shares of Common Stock outstanding. Therefore, the issuance of 76,112,611 Exchange Shares (assuming full exchange of the Series J Preferred Stock as of March 1, 2024) would have constituted approximately 36.81% of the shares of our Common Stock outstanding prior to the closing of the Series J Exchange Transaction. As such, pursuant to the Certificate of Designation of Series J Preferred Stock, we are obligated to seek and are therefore seeking stockholder approval pursuant to Rule 5635(d) for the issuance to the Series J Accredited Investor of shares of Common Stock, from time to time at our discretion upon exchange of the Series J Preferred Stock at the Exchange Ratio. If this proposal is approved, we will not solicit further authorization from our stockholders prior to any exchange of the Series J Preferred Stock pursuant to the terms thereof.
Impact of Stockholder Approval
If stockholders do not approve this proposal, shares of our Common Stock may not be issued in exchange for the shares of Series J Preferred Stock in excess of the Exchange Cap, unless and until stockholder approval of this proposal is obtained.
Dilution and Potential Adverse Impact of this Proposal
The exchange of all or part of the shares of Series J Preferred Stock for shares of Common Stock will have a dilutive effect on our current stockholders in that the percentage ownership of the Company held by our current stockholders would decline as a result of the issuance of additional shares of our Common Stock upon exchange of the shares of Series J Preferred Stock. As a result, our current stockholders would own a smaller proportionate interest in the Company and therefore have less ability to influence corporate decisions requiring stockholder approval. The issuance of shares of our Common Stock upon exchange of the shares of Series J Preferred Stock could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.
Because of the effective Exchange Ratio for any future exchange would be based on the Exchange Price as of the time of such exchange, the exact magnitude of the dilutive effect of any future exchange cannot be conclusively determined but may be material to our current stockholders. By way of example, based on an assumed effective Exchange Price of $1.00 per share (the “Assumed Exchange Price”), and assuming that all of the 179.3822 shares of Series J Preferred Stock outstanding as of March 1, 2024 are exchanged, up to a maximum of 4,484,555 shares of our Common Stock would be issuable upon exchange of the Series J Preferred Stock. Based on the shares of our Common Stock outstanding as of March 1, 2024, the shares of Common Stock issued upon exchange of the Series J Preferred Stock in full would represent approximately 2.12% of our outstanding Common Stock (after giving effect to such exchanges). The exchange price in connection with future exchanges could be materially lower than the Assumed Exchange Price, which could have a significant dilutive effect on our current stockholders.
For illustration purposes only, below is a table showing the number of shares of Common Stock that may potentially be issued upon exchange of the shares of Series J Preferred Stock based on three hypothetical exchange prices, assuming that all 179.3822 outstanding shares of Series J Preferred Stock are exchanged for shares of Common Stock. The number of shares of Common Stock issuable will correspondingly increase or decrease depending on the actual exchange price for the Series J Preferred Stock.
	Scenario A	Scenario B	Scenario C
Hypothetical Exchange Price	$0.50	$1.00	$2.00
Hypothetical Exchange Ratio	50,000	25,000	12,500
Hypothetical Aggregate Outstanding Shares of Series J Preferred Stock	179.3822	179.3822	179.3822
Total Number of Shares of Common Stock Issued Upon Full Exchange of Series J Preferred Stock	8,969,110	4,484,555	2,242,278
Required Vote of Stockholders
To approve the issuance of shares of Common Stock upon the exchange of all or part of the shares of Series J Preferred Stock from time to time at the Company’s sole discretion (this Proposal 2), the affirmative vote of the holders of a majority in voting power of votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by holders of shares of Common Stock present in person or represented by proxy at the Special Meeting, voting together as a single class and entitled to vote thereon, is required. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under our Bylaws and COI that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting. Pursuant to Nasdaq Rules, the shares of Series J Preferred Stock will not be eligible to vote for Proposal 2 (either on an as-converted into Common Stock basis or otherwise).
The Board unanimously recommends that the stockholders vote “FOR” Proposal 2 to authorize the issue, pursuant to Nasdaq Listing Rule 5635(d), shares of Common Stock upon exchange of the shares of Series J Preferred Stock previously issued pursuant to the terms of the Certificate of Designation of Series J Preferred Stock.

PROPOSAL 3 — APPROVAL OF THE ISSUANCE OF 18,837,500 SHARES OF COMMON STOCK TO CERTAIN ACCREDITED INVESTORS PURSUANT TO THE EXCHANGE AGREEMENTS, DATED FEBRUARY 27, 2024, BETWEEN THE COMPANY AND SUCH INVESTORS
At the Special Meeting, stockholders will be asked to approve, for purposes of Rule 5635(d), the issuance of 18,837,500 shares of Common Stock to certain accredited investors pursuant to the exchange agreements, dated February 27, 2024, between us and such investors (the “PIPE Warrant Exchange Agreements”), in exchange for certain warrants to acquire shares of Common Stock previously issued to such investors.
Background
As previously announced, on February 27, 2024, we entered into the PIPE Warrant Exchange Agreements with certain accredited investors (the “PIPE Investors”), pursuant to which we agreed to issue shares of Common Stock to the PIPE Investors in exchange for (i) warrants to purchase 6,850,000 shares of Common Stock, at an exercise price of $0.48 per share, issued to the PIPE Investors pursuant to that certain Securities Purchase Agreement, dated May 8, 2023 (the “PIPE Purchase Agreement”), between us and the PIPE Investors (the “PIPE SPA Warrant”), and (ii) warrants to purchase 685,000 shares of Common Stock, at an exercise price of $0.48 per share, issued to the PIPE Investors pursuant to a granted waiver from the PIPE investors and the amendment to the PIPE Purchase Agreement, dated August 14, 2023 (the “PIPE Amendment Warrant” and together with the PIPE SPA Warrant, the “PIPE Warrants”), at an exchange ratio of 1-for-2.5 (the “PIPE Warrant Exchange Transaction”). The PIPE Warrants may be exercisable for cash or on a cashless basis at any time and from time to time during the period commencing on January 1, 2024 (the “Initial Exercise Date”) and ending on the five-year anniversary of the Initial Exercise Date. Upon completion of the PIPE Warrant Exchange Transaction, (i) we exchanged the PIPE Warrants to purchase up to 7,535,000 shares of Common Stock for an aggregate of 18,837,500 shares of Common Stock (the “PIPE Exchange Shares”), and (ii) the PIPE Warrants were terminated.
The foregoing description of the PIPE Warrant Exchange Agreements is not complete and is qualified in its entirety by reference to the form of the PIPE Warrant Exchange Agreements, which is filed as an exhibit to our Current Report on Form 8-K filed with the SEC on March 1, 2024.
Stockholder Approval Requirement
Our Common Stock is listed on the Nasdaq Capital Market under the symbol “JAGX,” and we are subject to the Nasdaq listing standards set forth in its Marketplace Rules. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in a transaction other than a public offering at a price less than the “Minimum Price” which either alone or together with sales by officers, directors or substantial stockholders of the company equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. For Nasdaq purposes, “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. In determining whether multiple issuances should be aggregated for purposes of Nasdaq Listing Rule 5635(d), Nasdaq will consider several factors, including the timing of the issuances.
As of February 27, 2024, the date of the PIPE Warrant Exchange Agreements, we had 187,919,742 shares of Common Stock outstanding. Therefore, the issuance of 18,837,500 shares of Common Stock constituted approximately 10.02% of the shares of our Common Stock outstanding prior to the closing of the PIPE Warrant Exchange Transaction. While the PIPE Exchange Shares constituted less than 10% of our outstanding shares of Common Stock, such shares could be subject to aggregation pursuant to Nasdaq Listing Rule 5635(d) with any other issuances of the Company’s outstanding shares of Common Stock in related and/or unrelated transactions at a price per share that is less than the Minimum Price occurring within six months of the Company’s entry into the PIPE Warrant Exchange Agreements. In such an event, our issuance of the PIPE Exchange Shares under the PIPE Warrant Exchange Agreements would be subject to stockholder approval under Nasdaq Listing Rule 5635(d) (including rules related to the aggregation of offerings thereunder).

We are requesting in this Proposal 3 that our stockholders approve, solely for purposes of Rule 5635(d), the issuance of 18,837,500 shares of Common Stock in the PIPE Warrant Exchange Transaction.
Potential Effects of this Proposal
If this Proposal 3 is adopted by our stockholders at the Special Meeting, in the event that we consummate one or more transactions that are not public offerings at a price less than the Minimum Price (the “Future Private Placements”) within six months of the PIPE Warrant Exchange Transaction, the issuance of 18,837,500 shares of Common Stock in the PIPE Warrant Exchange Transaction would not be aggregated with the issuances in such Future Private Placements to determine whether the threshold of the 20% Issuance under Rule 5635(d) is met.
If our stockholders do not approve this Proposal 3, in the event that we consummate one or more Future Private Placements within six months of the PIPE Warrant Exchange Transaction, it may be deemed that the issuance of 18,837,500 shares of Common Stock in the PIPE Warrant Exchange Transaction should be aggregated with the issuances in the Future Private Placements to determine whether the threshold of the 20% Issuance under Rule 5635(d) is met.
Required Vote of Stockholders
To approve, for purposes of Rule 5635(d), the issuance of 18,837,500 shares of Common Stock to the PIPE Investors pursuant to the PIPE Warrant Exchange Agreements (this Proposal 3), the affirmative vote of the holders of a majority in voting power of votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by holders of shares of Common Stock and Series J Preferred Stock (on an as converted to Common Stock basis but subject to the Voting Cap), present in person or represented by proxy at the Special Meeting, voting together as a single class and entitled to vote thereon, is required. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws and COI that the holders of 1/3 in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting.
The board of directors unanimously recommends that the stockholders vote “FOR” Proposal 3 to approve, for purposes of Rule 5635(d), the issuance of 18,837,500 shares of Common Stock to the PIPE Investors pursuant to the PIPE Warrant Exchange Agreements.

PROPOSAL 4 — APPROVAL TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES
Although it is not expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Special Meeting may be made without notice, other than by the announcement made at the Special Meeting, by approval of the holders of a majority in voting power of the outstanding shares of our Common Stock and Series J Preferred Stock (on an as converted to Common Stock basis but subject to the Voting Cap), present in person or represented by proxy and entitled to vote at the Special Meeting, whether or not a quorum exists. We are soliciting proxies to approve one or more adjournments of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1, 2 and 3. The chairperson will have the discretion to decide whether or not to submit this Proposal 4 to the stockholders.
Required Vote of Stockholders
To approve the adjournment of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1, 2 and 3, the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by shares of Common Stock and Series J Preferred Stock (on an as converted to Common Stock basis but subject to the Voting Cap) entitled to vote thereon, provided a quorum is present, is required. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws and the COI that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or by proxy to constitute a quorum at the Special Meeting. Additionally, to the extent that Proposal 4 is a routine matter, if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian, as applicable, may vote your shares in its/their discretion.
The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal 4 to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of Proposals 1, 2 and 3.

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING
In accordance with SEC Rule 14a-8, in order for stockholder proposals intended to be presented at the 2024 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement for such meeting, they must be received by us at our executive offices in San Francisco, California, before January 19, 2024. The board of directors has not determined the date of the 2024 Annual Meeting of the Company’s Stockholders, but does not currently anticipate that the date will be changed by more than 30 calendar days from the date of the 2023 Annual Meeting of Stockholders.
Stockholder proposals (including recommendations of nominees for election to the board of directors) intended to be presented at the 2024 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, must be received in writing at our principal executive office no earlier than February 10, 2024 and no later than March 12, 2024, in accordance with our bylaws. If the date of the 2024 Annual Meeting of Stockholders is scheduled for a date more than 30 days before or more than 60 days after June 10, 2024, then such proposals must be received no earlier than the 120th day prior to the 2024 Annual Meeting and not later than the 90th day prior to 2024 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of the 2024 Annual Meeting of Stockholders is first made, as set forth in our Bylaws.
AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K
Copies of our Annual Report (exclusive of exhibits and documents incorporated by reference) may be obtained for free by directing written requests to: Jaguar Health, Inc., Attention: Jonathan S. Wolin, 200 Pine Street, Suite 400, San Francisco, CA 94104 (415.371.8300 phone). Copies of exhibits and basic documents filed with the Annual Report or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report over the Internet at the SEC’s website, www.sec.gov, or at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.
LIST OF THE COMPANY’S STOCKHOLDERS
A list of our stockholders as of March 1, 2024, the Record Date, will be available for inspection at our corporate headquarters during normal business hours during the 10-day period prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting.
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS
Unless contrary instructions are received, we may send a single copy of the Proxy Statement and Notice of Special Meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.
If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:
1.
If your shares are registered in your own name, please contact our transfer agent by writing to them at Equiniti Trust Company, LLC, 55 Challenger Road, Floor 2, Ridgefield Park, NJ 07660 (Attn: Jaguar Health, Inc. Representative), calling 1-800-937-5449, or emailing helpast@equiniti.com.

2.
If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

By Order of the Board of Directors.
Lisa A. Conte
Chief Executive Officer & President
San Francisco, California
March 15, 2024

ANNEX A
CERTIFICATE OF EIGHTH AMENDMENT TO THE
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
JAGUAR HEALTH, INC.
Jaguar Health, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that:
1.   The name of the Corporation is Jaguar Health, Inc. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) was June 6, 2013, under the name Jaguar Animal Health, Inc.
2.   This Certificate of Eighth Amendment to the Third Amended and Restated Certificate of Incorporation was duly authorized and adopted by the Corporation’s Board of Directors and stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware and amends the provisions of the Company’s Third Amended and Restated Certificate of Incorporation.
3.   The amendment to the existing Third Amended and Restated Certificate of Incorporation being effected hereby is as follows:
a.   Add the following paragraph at the end of Section IV.A. as a new Section IV.A.10:
“10.   Fifth Reverse Stock Split.   Upon this Amendment to the Third Restated Certificate becoming effective pursuant to the DGCL (the “Eighth Amendment Effective Time”), each two (2) to one hundred fifty (150) shares of Common Stock issued and outstanding immediately prior to the Eighth Amendment Effective Time shall automatically be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, the exact ratio within the foregoing range to be determined by the Board of Directors prior to the Eighth Amendment Effective Time and publicly announced by the Corporation, without any further action by the Corporation or the holder thereof (the “Fifth Reverse Stock Split”). No fractional shares shall be issued in connection with the Fifth Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below), in an amount equal to the product obtained by multiplying (a) the closing price per share of the Common Stock as reported on the Nasdaq Capital Market as of the date of the Eighth Amendment Effective Time, by (b) the fraction of one share owned by the stockholder. Each certificate that immediately prior to the Eighth Amendment Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”
4.   This Certificate of Eighth Amendment to the Third Amended and Restated Certificate of Incorporation shall be effective at 12:01 a.m., Eastern Time, on [   ], 202[ ].
****

A-1

IN WITNESS WHEREOF, Jaguar Health, Inc. has caused this Certificate of Eighth Amendment to the Third Amended and Restated Certificate of Incorporation to be signed by [                 ], its [           ], this [•] day of [•], 202[•].
JAGUAR HEALTH, INC.
A Delaware corporation
By:

Name:
Title:

A-2

2024 Special Meeting Admission TicketSpecial Meeting ofJaguar Health, Inc. StockholdersTuesday, April 9, 2024, 8:00 a.m. Local Time200 Pine Street, Suite 400San Francisco, CA 94104Upon arrival, please present this admission ticketand photo identification at the registration desk. JAGUAR HEALTH, INC.Proxy for Special Meeting of Stockholders on April 9, 2024Solicited on Behalf of the Board of DirectorsLisa Conte and Carol Lizak, or any of them, each with the power of substitution, arehereby authorized to represent and vote the shares of the undersigned, with all the powerswhich the undersigned would possess if personally present, at the Special Meeting ofStockholders of JAGUAR HEALTH, INC. to be held on April 9, 2024 or at anypostponement or adjournment thereof.If this proxy is properly completed and returned, shares represented by this proxy willbe voted as directed by the stockholder.(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OFJAGUAR HEALTH, INC.April 9, 2024NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:The proxy materials are available athttps://jaguarhealth.gcs-web.com/financial-information/annual-reportsPlease sign, date and mailyour proxy card in theenvelope provided as soonas possible.Please detach along perforated line and mail in the envelope provided.GO GREENe-Consent makes it easy to go paperless. with e-Consent, you can quickly access your proxymaterial, statements and other eligible documents online, while reducing costs, clutter andpaper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. 00030300300300001000 8 040924 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method. 1. APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED ANDRESTATED CERTIFICATE OF INCORPORATION TO EFFECT AREVERSE STOCK SPLIT.2. APPROVAL OF THE ISSUANCE OF SHARES OF COMMONSTOCK ISSUAbLE UPON EXCHANGE OF SERIES JPERPETUAL PREFERRED STOCK ISSUED TO CERTAINACCREDITED INVESTORS FOR PURPOSES OF NASDAqLISTING RULE 5635(D).3. APPROVAL OF THE ISSUANCE OF 18,837,500 SHARES OFCOMMON STOCK TO CERTAIN ACCREDITED INVESTORSPURSUANT TO THE EXCHANGE AGREEMENT, DATEDFEbRUARY 27, 2024, bETwEEN THE COMPANY AND SUCHINVESTORS FOR PURPOSES OF NASDAq LISTING RULE5635(D).4. APPROVE ONE OR MORE ADJOURNMENTS OF THESPECIAL MEETING, IF NECESSARY, TO SOLICITADDITIONAL PROXIES IN THE EVENT THAT THERE ARENOT SUFFICIENT VOTES AT THE TIME OF THE SPECIALMEETING TO APPROVE PROPOSALS (I), (II) AND (III).This proxy when properly executed will be voted as directed herein by the undersignedstockholder.FOR AGAINST ABSTAINMARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. when shares are held jointly, each holder should sign. when signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY VOTING INSTRUCTIONSSPECIAL MEETING OF STOCKHOLDERS OFJAGUAR HEALTH, INC.April 9, 2024 INTERNET - Access “www.voteproxy.com” and follow the on-screeninstructions or scan the qR code with your smartphone. Have yourproxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) inthe United States or 1-201-299-4446 from foreign countries fromany touch-tone telephone and follow the instructions. Have yourproxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelopeprovided as soon as possible.IN PERSON - You may vote your shares in person by attendingthe Special Meeting.GO GREEN - e-Consent makes it easy to go paperless. withe-Consent, you can quickly access your proxy material, statementsand other eligible documents online, while reducing costs, clutterand paper waste. Enroll today via https://equiniti.com/us/ast-accessto enjoy online access.COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:The proxy materials are available athttps://jaguarhealth.gcs-web.com/financial-information/annual-reports Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030300300300001000 8 040924 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.1. APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED ANDRESTATED CERTIFICATE OF INCORPORATION TO EFFECT AREVERSE STOCK SPLIT.2. APPROVAL OF THE ISSUANCE OF SHARES OF COMMONSTOCK ISSUAbLE UPON EXCHANGE OF SERIES JPERPETUAL PREFERRED STOCK ISSUED TO CERTAINACCREDITED INVESTORS FOR PURPOSES OF NASDAqLISTING RULE 5635(D).3. APPROVAL OF THE ISSUANCE OF 18,837,500 SHARES OFCOMMON STOCK TO CERTAIN ACCREDITED INVESTORSPURSUANT TO THE EXCHANGE AGREEMENT, DATEDFEbRUARY 27, 2024, bETwEEN THE COMPANY AND SUCHINVESTORS FOR PURPOSES OF NASDAq LISTING RULE5635(D).4. APPROVE ONE OR MORE ADJOURNMENTS OF THESPECIAL MEETING, IF NECESSARY, TO SOLICITADDITIONAL PROXIES IN THE EVENT THAT THERE ARENOT SUFFICIENT VOTES AT THE TIME OF THE SPECIALMEETING TO APPROVE PROPOSALS (I), (II) AND (III).This proxy when properly executed will be voted as directed herein by the undersignedstockholder.FOR AGAINST ABSTAIN Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. when shares are held jointly, each holder should sign. when signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.